                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997


                                   CUSIP#'S   393505-PG1,PH9,PJ5PK2,PL0,PM8
                                   TRUST ACCOUNT #80-4145500
                                   REMITTANCE DATE: 2/17/97

                                                   Total $      Per $1,000
                                                    Amount        Original
                                                  ---------     ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $6,289,936.95

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      6,289,936.95

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.00%)         6.00%
          b. Class A-1 Interest                  204,258.81     3.58348789
          c. Class A-2 Remittance Rate(6.30%)         6.30%
          d. Class A-2 Interest                  168,000.00     5.25000000
          e. Class A-3 Remittance Rate(6.50%)         6.50%
          f. Class A-3 Interest                  270,833.33     5.41666660
          g. Class A-4 Remittance Rate(6.80%)         6.80%
          h. Class A-4 Interest                  442,000.00     5.66666667
          i. Class A-5 Remittance Rate(7.10%)         7.10%
          j. Class A-5 Interest                  100,583.33     5.91666647
          k. Class A-6 Remittance Rate(7.65%)         7.65%
          l. Class A-6 Interest                1,093,950.00     6.37500000

(3)       Amount applied to:
          a. Unpaid Class A Interest Shortfall          .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2


                                   CUSIP#'S   393505-PG1,PH9,PJ5PK2,PL0,PM8
                                   TRUST ACCOUNT #80-4145500
                                   REMITTANCE DATE: 2/17/97

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                    ---------      ----------
(4)  Remaining:
          a.   Unpaid Class A Interest
               Shortfall                                  .00             .00
B.   Principal
     (5)  Formula Principal Distribution
           Amount                                2,325,939.19             N/A
          a.   Scheduled Principal                 533,687.30             N/A
          b.   Principal Prepayments             1,558,743.03             N/A
          c.   Liquidated Contracts                 22,521.35             N/A
          d.   Repurchases                                .00             N/A
          e.   Current Month Advanced Principal    750,527.20             N/A
          f.   Prior Month Advanced Principal     (539,539.69)            N/A

     (6)  Pool Scheduled Principal Balance     462,276,350.75

    (6b)  Adjusted Pool Principal Balance      461,525,823.55    961.51213240
    (6c)  Pool Factor                              0.96151213

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance date        .00

     (8)  Class A Percentage for such Remittance
          Date                                         92.24%

     (9)  Class A Percentage for the following
           Remittance Date                             92.20%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3


                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97


                                                  Total $       Per $1,000
                                                   Amount        Original
                                                 ---------      ----------
     (10) Class A Principal Distribution:
          a. Class A-1                        2,325,939.19     40.80595070
          b. Class A-2                                 .00             .00
          c. Class A-3                                 .00             .00
          d. Class A-4                                 .00             .00
          e. Class A-5                                 .00             .00
          f. Class A-6                                 .00             .00

     (11) Class A-1 Principal Balance        38,525,823.55    675.89164123
     (11a)     Class A-1 Pool Factor             .67589164

     (12) Class A-2 Principal Balance        32,000,000.00    1000.0000000
     (12a)     Class A-2 Pool Factor            1.00000000

     (13) Class A-3 Principal Balance        50,000,000.00    1000.0000000
     (13a)     Class A-3 Pool Factor            1.00000000

     (14) Class A-4 Principal Balance        78,000,000.00    1000.0000000
     (14a)     Class A-4 Pool Factor            1.00000000

     (15) Class A-5 Principal Balance        17,000,000.00    1000.0000000
     (15a)     Class A-5 Pool Factor            1.00000000

     (16) Class A-6 Principal Balance       171,600,000.00    1000.0000000
     (16a)     Class A-6 Pool Factor            1.00000000

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4


                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97

(17)      Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                         .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18) 31-59 days                             3,380,773.98            106

     (19) 60 days or more                        3,193,365.46             88

     (20) Current Month Repossessions              471,949.23             18

     (21) Repossession Inventory                   968,934.01             33

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date       .69%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                  .45%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date      .73%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 5

                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                  .73%

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                         .006%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date       10,228.02

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                         .03%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                            16.04%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                     .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 6

                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                             7.76%


CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                              1,684,372.29

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                          7.70%
     b.   Class M-1 Interest                       246,400.00    6.41666667

(30) Amount applied to Class M-1 Interest
     Deficiency Amount                                    .00             0

(31) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                    .00             0

(32) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall             .00             0

(33) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall             .00             0

B.   Principal
(34) Formula Principal Distribution Amount                .00           N/A
     a.   Scheduled Principal                             .00           N/A
     b.   Principal Prepayments                           .00           N/A
     c.   Liquidated Contracts                            .00           N/A
     d.   Repurchases                                     .00           N/A

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 7


                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97

(35) Class M-1 Principal Balance             38,400,000.00      1000.00000000
(35a)Class M-1 Pool Factor                      1.00000000

(36) Class M-1 Percentage for such Remittance
     Date                                             .00%


                                                  Total $       Per $1,000
                                                   Amount        Original
                                                  --------      ----------

(37) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                          .00      0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                         .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date        .00

(39) Class M-1 Percentage for the following
     Remittance Date                                  .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                           1,437,972.29

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is below 7.70%)  7.70%

(3)  Aggregate Class B1 Interest                123,200.00      6.41666667

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                             .00             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 8

                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97


(5)  Remaining unpaid Class B1
     Interest Shortfall                                .00             .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                 .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                 .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date          .00

(8a) Class B Percentage for such Remittance Date       .00

                                                      Total $    Per $1,000
                                                       Amount     Original
                                                     ---------   ----------

     (9)  Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)           .00

     (10a) Class B1 Principal Shortfall                    .00

     (10b) Unpaid Class B1 Principal Shortfall             .00

     (11)  Class B Principal Balance             36,000,000.00

     (12)  Class B1 Principal Balance            19,200,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                   1,314,772.29

(14) Class B-2 Remittance Rate (8.10%
     unless Weighted Average Contract
     Rate is less than 8.10%)                            8.10%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 9

                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97

(15) Aggregate Class B2 Interest                  113,400.00    6.75000000

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                               .00           .00

(17)(Remaining Unpaid Class B2 Interest Shortfall        .00           .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date            .00

(19) Class B2 Principal Liquidation Loss Amount          .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                .00

(21) Guarantee Payment                                   .00

(22) Class B2 Principal Balance                16,800,000.00

                                                    Total $     Per $1,000
                                                     Amount      Original
                                                   ---------   ------------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             193,496.38

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 10


                                        CUSIP#'S 393505-
                                        PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 2/17/97

(24) 3% Guarantee Fee                           1,007,875.91

(25) Class C Residual Payment                            .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                        471,949.23

(29) Repossessed Contracts Remaining
     in Inventory                                 968,934.01

(30) Weighted Average Contract Rate                 10.42808